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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                NOVEMBER 8, 2004


                         DIGITAL IMAGING RESOURCES INC.
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             (Exact name of registrant as specified in its charter)


DELAWARE                                 0-10176                      22-2306487
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(State or other jurisdiction    (Commission File Number)           (IRS Employer
of incorporation)                                            Identification No.)


                355 MADISON AVENUE, MORRISTOWN, NEW JERSEY 07960
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (973) 538-4177

                            DOMINION RESOURCES, INC.
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          (Former name or former address, if changed since last report)

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         As disclosed in the Registrant's proxy statement dated October 12, 2004, Mr. Joseph R. Bellantoni was not a nominee and was not re-elected as a Director of the Registrant at its annual meeting of stockholders held on November 8, 2004. Mr. Bellantoni will continue to serve as Vice President and principal financial officer of the Registrant after November 8, 2004.


ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         At a meeting of the Registrant's stockholders held on November 8, 2004, the amendments to the Registrant's Certificate of Incorporation proposed and disclosed in the Registrant's proxy statement dated October 12, 2004 were approved and Certificates of Amendment were filed in the office of the Delaware Secretary of State on November 8, 2004.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired. None
(b) Pro forma financial information. None
(c) Exhibits.
      (3)(i).1      Certificate of Amendment filed November 8, 2004
      (3)(i).2      Certificate of Amendment filed November 8, 2004


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DOMINION RESOURCES, INC.





Dated:  November 9, 2004                    By: /s/ Theodore Swartwood
                                                -----------------------------
                                                Theodore Swartwood, President


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